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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 17, 1999 (June 15, 1999)



                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   000-21057                  86-0712225
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

1431 Greenway Drive, Suite 345, Irving, TX                         75038
 (Address of principal executive offices)                        (Zip Code)

Registrants' telephone number, including area code             (972) 756-8180


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ITEM 5.  OTHER EVENTS

         On June 15, 1999, Dynamex Inc. (the "Company") issued a press release announcing fiscal third quarter 1999 results, the discovery of unsupportable accounting entries in the fiscal third and fourth quarters of 1998 and the formation of a Special Committee of the Board of Directors to investigate these unsupportable accounting entries. The press release also announced that the Form 10-Q for the fiscal third quarter 1999 would be delayed pending completion of the Special Committee's review. This press release is incorporated herein as
Exhibit 99.1.

         Additionally, on June 15, 1999 the Company issued a press release announcing that the Company would file a Form 12b-25 Notification of Late Filing, a Form 10-Q for the fiscal third quarter 1999 and a Form 10-Q/A for the fiscal third quarter 1998 within five calendar days. The Company indicated that these filings may be amended subject to the outcome of the Special Committee's review. This press release is incorporated herein as Exhibit 99.2.


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ITEM 7.  EXHIBITS

99.1     Press release by the Company dated June 15, 1999.
99.2     Press release by the Company dated June 15, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DYNAMEX INC.




Dated: June 17, 1999                   by   /s/ Ray E. Schmitz
                                            -----------------------------------
                                            Ray E. Schmitz
                                            Vice President - Controller
                                            (Principal Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press release by the Company dated June 15, 1999.

99.2        Press release by the Company dated June 15, 1999.


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